SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 10, 2005

Date of Report (Date of earliest event reported)

WESTCOAST HOSPITALITY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Washington	001-13957	91-1032187
(State or Other Jurisdiction	(Commission file number)	(I.R.S. Employer
of Incorporation)		Identification No.)

201 W. North River Drive
Suite 100
Spokane, Washington 99201

(Address of Principal Executive Offices, Zip Code)

(509) 459-6100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b).	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 10, 2005, Stephen R. Blank notified the Board of Directors (the “Board”) of WestCoast Hospitality Corporation (the “Company”) that he has decided to resign from the Board at the next annual meeting of shareholders of the Company, or earlier upon identification of his replacement by the Board. A copy of the press release issued by the Company is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits.

Exhibit No.	Exhibit
99.1	Press Release dated January 13, 2005

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTCOAST HOSPITALITY CORPORATION

Dated: January 13, 2005	By:	/s/	Arthur M. Coffey

Arthur M. Coffey
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
No.	Exhibit
99.1	Press Release dated January 13, 2005